                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        February 7, 1997 (January 31, 1997)


                         ------------------------------

                        GRANITE BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                         0-19728                  13-3458782
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


                          767 Third Avenue,  34th Floor
                            New York, New York 10017
                                 (212) 826-2530
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                   Item 1.   Changes in Control of Registrant
                   ------------------------------------------

                                 Not Applicable


                         Item 2.  Acquisition of Assets
                         ------------------------------

    On January 31, 1997, Granite Broadcasting Corporation ("Granite" or the "Company"), through its wholly-owned subsidiary WXON, Inc., acquired from WXON-TV, Inc., a Michigan corporation, substantially all of the assets used in the operation of television station WXON-TV, the WB Network affiliated station serving Detroit, Michigan (the "WXON Acquisition"). The terms and conditions of the acquisition were determined based upon arms length negotiations between Granite and WXON-TV, Inc. and are set forth in that certain Purchase and Sale Agreement, dated as of December 2, 1996, by and between Granite and WXON-TV, Inc. (the "Purchase Agreement").

    In consideration for the assets purchased from WXON-TV, Inc., Granite paid approximately $175 million in cash and assumed certain liabilities of WXON-TV, Inc. as set forth in the Purchase Agreement.

    The assets purchased by Granite include, in part, all broadcasting and other equipment, office furniture, fixtures, tapes, machinery, office materials and supplies, spare parts, tubes and other tangible personal property of every kind and description owned, leased or held and used by or useful to WXON-TV, Inc. in connection with the business and operations of WXON-TV. Granite intends to continue to use these assets in the manner that such assets were previously used by WXON-TV, Inc.

    The Purchase Agreement, filed as Exhibit 1 to the Company's Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission (the "Commission") on December 17, 1996, is incorporated herein by reference.

    The Company financed the WXON Acquisition with a combination of: (i) bank borrowings under its Third Amended and Restated Credit Agreement, dated as of September 4, 1996, among Granite, the Lenders named therein, Bankers Trust Company, as Agent, and The Bank of New York, First Union National Bank of North Carolina, Goldman Sachs Credit Partners L.P. and Union Bank of California, as Co-Agents (the "Credit Agreement"); and (ii) the net proceeds of the sale of 150,000 shares of its 12-3/4% Cumulative Exchangeable Preferred Stock (the "New Preferred Stock"). The offering (the "Offering") of the New Preferred Stock was completed on January 31, 1997. The New Preferred Stock was not registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from the registration requirements thereof.

    The Credit Agreement, filed as Exhibit 4.35 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, filed with the Commission on November 14, 1996, is incorporated herein by reference.


                      Item 3.   Bankruptcy or Receivership
                      ------------------------------------

                                 Not Applicable


            Item 4.   Changes in Registrant's Certifying Accountants
            --------------------------------------------------------

                                 Not Applicable


                             Item 5.   Other Events
                             ----------------------

                                 Not Applicable


                 Item 6.   Resignation of Registrant's Directors
                 -----------------------------------------------

                                 Not Applicable


                   Item 7.   Financial Statements and Exhibits
                   -------------------------------------------

    A. Financial Statements of Business Acquired. The financial statements of WXON-TV required to be disclosed pursuant to this Item 7.A. and the Report of Independent Auditors thereon, will be filed with the Commission on or before April 16, 1997.

    B.   Pro Forma Financial Information.

         (See following pages)

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (Unaudited)

    The pro forma condensed consolidated financial statements presented below are based on the historical financial statements of the Company, WXON-TV and WLAJ-TV. The pro forma condensed consolidated statement of operations for the year ended December 31, 1996 gives effect to: (i) the WXON Acquisition; (ii) the operation of WLAJ-TV pursuant to a time brokerage agreement dated as of October 17, 1996; and (iii) the application of the net proceeds of the Offering and the application of additional borrowings under the Credit Agreement as if such transactions occurred on January 1, 1996. The pro forma condensed consolidated balance sheet as of December 31, 1996 gives effect to:
(i) the WXON Acquisition; and (ii) the application of the net proceeds of the Offering and the application of additional borrowings under the Credit Agreement as if such transactions occurred on December 31, 1996.

The pro forma condensed consolidated financial statements give effect to the acquisition described above under the purchase method of accounting and are based upon the assumptions and adjustments described in the accompanying notes. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)


                                 Granite
                               Broadcasting       WXON-TV           WLAJ-TV
                               Corporation     Twelve Months      Nine Months
                                Year Ended        ended             ended
                               December 31,    December 31,      September 30,     Pro Forma
                                   1996            1996              1996         adjustments     Pro Forma

Net revenue                     $129,164         $17,804            $3,057            $511 (a)    $150,536

Station operating expenses        72,089           7,177             2,624          (1,276)(b)      80,614

Depreciation expense               6,144              81               557            (357)(c)       6,425

Amortization expense              11,824               7                27           4,300 (d)      16,158

Corporate expense                  4,800                               151            (151)(e)       4,800

Non-cash compensation                496                                                               496
                                --------        --------           --------                       --------
Operating income (loss)           33,811          10,539              (302)                         42,043

Equity in net loss of
  investee                           995                                                               995

Interest expense (income),
  net                             36,915            (417)              665           2,668 (f)      39,831

Other expense (income)             1,034             (69)               47                           1,012
                                --------         -------            -------                       --------
Income (loss) before
  income taxes and
  extraordinary item              (5,133)         11,025            (1,014)                            205

Provision for income
  taxes                             (761)           (217)                                             (978)
                                --------         -------            -------                       --------

Income (loss) before
 extraordinary item               (5,894)        $10,808           $(1,014)                           (773)
                                ---------        -------           -------
                                ---------        -------           -------
Dividend on preferred
  stock                            3,525                                            19,125 (g)      22,650
                                 -------                                                           -------
Loss before extraordinary
  item attributable to
  common shareholders            $(9,419)                                                         $(23,423)
                                 -------                                                           -------
                                 -------                                                           -------
Loss before extraordinary
  item per common share          $( 1.09)                                                         $  (2.72)
                                 -------                                                           -------
                                 -------                                                           -------
Weighted average
  common shares
  outstanding(h)                   8,612                                                             8,612


                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                December 31, 1996
                                   (Unaudited)
                                 (in thousands)


                                    Granite
                                  Broadcasting          WXON-TV
                                  Corporation         December 31,     Pro Forma        Pro
                                December 31, 1996        1996         Adjustments      Forma

      ASSETS

CURRENT ASSETS:

 Cash                                $    556                                         $    556

 Accounts receivable, net              27,057                                           27,057

 Film contract rights and other
  assets                               16,062            $2,905       $ (5,000)(i)      13,967
                                       ------            ------                         ------

       TOTAL CURRENT ASSETS            43,675             2,905                         41,580

PROPERTY AND EQUIPMENT, NET            33,562               203          1,797 (i)      35,562

OTHER NONCURRENT ASSETS                18,466                                           18,466

INTANGIBLE ASSETS                     356,860                          173,356 (i)     531,966
                                                                         1,750 (j)
                                     --------            -------                      --------
       TOTAL ASSETS                  $452,563            $3,108                       $627,574
                                     --------            -------                      --------
                                     --------            -------                      --------

      LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES:

 Accounts payable                    $  4,017                                         $  4,017

 Accrued liabilities                   10,025                                           10,025

 Film contract rights payable           9,578             3,261                         12,839
                                     --------            -------                      --------
       TOTAL CURRENT LIABILITIES       23,620             3,261                         26,881

LONG-TERM DEBT                        351,561                           27,400 (k)     378,961

FILM CONTRACT RIGHTS PAYABLE            3,383                                            3,383

DEFERRED INCOME TAXES AND OTHER
  NONCURRENT LIABILITIES               31,646                                           31,646


REDEEMABLE PREFERRED STOCK             45,488                          144,350 (k)     189,838


STOCKHOLDERS' EQUITY (DEFICIT)

 Common stock                              87                                               87

 Additional paid in capital            45,547                                           45,547

 Accumulated deficit                  (45,376)                                         (45,376)

 Less: Unearned compensation           (2,506)                                          (2,506)

       Note receivable from officer      (887)                                            (887)
                                     --------                                         --------
        Total stockholders'deficit     (3,135)                                          (3,135)

 Net assets to be acquired                                 (153)           153 (l)           0
                                     --------            -------                      --------
        Total liabilities and
         stockholders' equity        $452,563            $3,108                       $627,574
                                     --------            -------                      --------
                                     --------            -------                      --------

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                  (Unaudited)

Adjustments reflected in the pro forma condensed consolidated financial statements are explained as follows:

(a) To adjust net revenue to reflect negotiated increases in network compensation revenue at WLAJ-TV and reduced national representative commissions at WXON-TV.

(b) To adjust station operating expenses as follows:

        To eliminate the cost of news programming no longer
        aired and production expenses for a program that is
        also no longer aired at WLAJ-TV............................  $ 85,000

        To reduce amortization of film contract rights at
        WXON-TV to reflect the net assets to be acquired based
        on the preliminary allocation of the purchase price........   416,000

        To reduce salary and wages and related benefit costs
        associated with permanent staff reductions at WLAJ-TV
        made during 1996...........................................   381,000

        To eliminate sales commissions paid on barter transactions
        at WLAJ-TV.................................................    16,000

        To eliminate the cost of a studio lease at WLAJ-TV which
        was terminated during 1996..................................   53,000

        To eliminate a management fee paid to a related party
        of WXON-TV..................................................  273,000

        To adjust station operating expenses for certain other
        general and administrative expense at WLAJ-TV..............    52,000
                                                                   ----------
                                                                   $1,276,000
                                                                   ----------
                                                                   ----------

(c) To eliminate depreciation expense of WLAJ-TV and to record additional depreciation expense at WXON-TV based on the preliminary allocation of the purchase price.

(d) To reflect increased amortization expense as follows:


    (i)  Amortization of excess costs of the purchase
         price over net assets acquired               $4,334,000

    (ii) Elimination of historical amortization
         expense in the financial statements of
         WXON-TV and WLAJ-TV                             (34,000)
                                                      ----------
                                                      $4,300,000
                                                      ----------
                                                      ----------
(e) To eliminate historical corporate expense charged to WLAJ-TV.

(f) To record interest expense on additional borrowings under the Credit Agreement, the monthly fee paid to the current owner of WLAJ-TV pursuant to the time brokerage agreement and to eliminate historical interest expense (income) in the financial statements of WXON-TV and WLAJ-TV.

(g) To reflect a dividend rate on the New Preferred Stock of 12-3/4%.

(h) Pro forma weighted average common shares outstanding does not include the conversion of the Convertible Preferred Stock (which trades under the symbol "GBTVP") and the exercise of any outstanding stock options as the effect would be anti-dilutive.

(i) To record the preliminary allocation of the purchase price of WXON-TV as follows:


                                               Historical Carrying      Estimated
                                                Value as Reported      Market Value
                                                    WXON-TV              of Assets        Pro Forma
                Caption                         December 31, 1996        Purchased        Adjustment

     Film contract rights and other assets         $ 2,905,000         $   2,905,000    $      --

     Property and equipment                            203,000             2,000,000       1,797,000

     Intangible assets                                   --              173,356,000     173,356,000

     Film contract rights payable and
       other liabilities                            (3,261,000)           (3,261,000)          --
                                                   -----------          ------------    -----------
     Net assets (liabilities)                      $  (153,000)         $175,000,000    $175,153,000
                                                   -----------          ------------    -----------
                                                   -----------          ------------    -----------


The Company made a $5,000,000 deposit in connection with the WXON Acquisition.

(j) To reflect the incurrence of other costs associated with the WXON
    Acquisition.

(k) To reflect the issuance of the New Preferred Stock offered hereby, net of Offering related expenses, and the application of additional borrowings under the Credit Agreement.

(l) To eliminate the seller's historical carrying value of the net assets of WXON-TV.

    C.   Exhibits.

         1. Third Amended and Restated Credit Agreement, dated as of September 4, 1996, among Granite, the Lenders named therein, Bankers Trust Company, as Agent, and The Bank of New York, First Union National Bank of North Carolina, Goldman Sachs Credit Partners L.P. and Union Bank of California, as Co-Agents, filed as Exhibit 4.35 to Granite Broadcasting Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, filed with the Securities and Exchange Commission on November 14, 1996, is incorporated herein by reference.

         2. Purchase and Sale Agreement, dated as of December 2, 1996, by and between Granite Broadcasting Corporation and WXON-TV, Inc., filed as Exhibit 1 to Granite Broadcasting Corporation's Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on December 17, 1996, is incorporated herein by reference.


                       Item 8.   Change in Financial Year
                       ----------------------------------

                                 Not Applicable

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GRANITE BROADCASTING CORPORATION




Dated:  February 7, 1997        By:     /s/  LAWRENCE I. WILLS
                                        ---------------------------------------
                                Name:   Lawrence I. Wills
                                Its:    Vice President -- Finance and Controller

                                  EXHIBIT INDEX


    1. Third Amended and Restated Credit Agreement, dated as of September 4, 1996, among Granite, the Lenders named therein, Bankers Trust Company, as Agent, and The Bank of New York, First Union National Bank of North Carolina, Goldman Sachs Credit Partners L.P. and Union Bank of California, as Co-Agents, filed as Exhibit 4.35 to Granite Broadcasting Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, filed with the Securities and Exchange Commission on November 14, 1996, is incorporated herein by reference.

    2. Purchase and Sale Agreement, dated as of December 2, 1996, by and between Granite Broadcasting Corporation and WXON-TV, Inc., filed as
         Exhibit 1 to Granite Broadcasting Corporation's Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on December 17, 1996, is incorporated herein by reference.